Exhibit 32.1 Certification of the Chief Executive Officer and Chief Financial Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Annual Report on Form 10-K of TNFG Corporation (the "Company") for the year ended December 31, 2010 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Bernay Box, the Chief Executive Officer of the Company, and Murrey Wanstrath, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. section 1350, that:

           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bernay Box
Name: Bernay Box
Title: Chief Executive Officer
Date: March 31, 2011

/s/ Murrey Wanstrath
Name: Murrey Wanstrath
Title: Chief Financial Officer
Date: March 31, 2011